UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mondelēz International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on May 15, 2019.

MONDELĒZ INTERNATIONAL, INC.

Meeting Information

Meeting Type:               Annual Meeting

For holders as of:          March 12, 2019

Date:  May 15, 2019      Time:  9:00 a.m. CDT

Location:  NOAH'S Event Venue

200 Barclay Boulevard

Lincolnshire, Illinois 60069

MONDELĒZ INTERNATIONAL, INC. THREE PARKWAY NORTH SUITE 300 DEERFIELD, IL 60015

You are receiving this communication because you hold

shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of

the more complete proxy materials that are available to you

on the Internet. You may view the proxy materials online at

www.proxyvote.com, scan the QR Barcode on the reverse side,

or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E65325-z74373-p19037

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page)

and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:     www.proxyvote.com

2) BY TELEPHONE:           1-800-579-1639

3)  BY E-MAIL*:        sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2019 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: Many annual shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the meeting venue, please see the directions included at the end of the 2019 Proxy Statement.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or register to attend the meeting, go to the "Register for Meeting" link at

www.proxyvote.com.

E65325-z74373-p19037

Voting Items

Company Proposals		2.	Advisory Vote to Approve Executive Compensation.

The Board of Directors recommends you vote FOR each		3.	Ratification of PricewaterhouseCoopers LLP as
of the nominees listed in Proposal 1 below and FOR			Independent Registered Public Accountants for Fiscal
Proposals 2 and 3:			Year Ending December 31, 2019.

1. Election of Directors.		Shareholder Proposals:

Nominees:		The Board of Directors recommends you vote AGAINST
the following proposals:
1a.	Lewis W.K. Booth
		4.	Report on Environmental Impact of Cocoa Supply Chain.
1b.	Charles E. Bunch
		5.	Consider Employee Pay in Setting Chief Executive
1c.	Debra A. Crew		Officer Pay.

1d.	Lois D. Juliber	NOTE: Such other business as may properly come before the
meeting or any postponement or adjournment thereof.
1e.	Mark D. Ketchum

1f.	Peter W. May

1g.	Jorge S. Mesquita

1h.	Joseph Neubauer

1i.	Fredric G. Reynolds

1j.	Christiana S. Shi

1k.	Patrick T. Siewert

1l.	Jean-François M. L. van Boxmeer

1m.	Dirk Van de Put

E65325-z74373-p19037

E65325-z74373-p19037